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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2003

                        AirNet Communications Corporation

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                           59-3218138
(Commission File Number)                       (IRS Employer Identification No.)

                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events

On June 5, 2003, AirNet Communications Corporation, a Delaware corporation. (the "Company"), TECORE, Inc., a Texas corporation, ("TECORE"), and SCP Private Equity Partners II, LP, a Delaware limited partnership, ("SCP"), entered into a Securities Purchase Agreement ("Purchase Agreement") for the issuance and sale to SCP and TECORE of senior secured convertible notes (the "Notes") in the principal amount of $16,000,000.

The Company will seek the approval of its stockholders of the investment as a condition to closing the transaction. If the approval of stockholders is obtained and the other conditions to the closing of the transaction are met, the purchase price for the Notes will be paid $4 million by SCP at the closing, and $4 million by TECORE, with additional installments of $1 million by TECORE each quarter for eight calendar quarters, beginning June 30, 2003 (with the first installment payable at closing if closing occurs after that date). The Notes will be convertible into common shares of the Company at an initial conversion price of $0.1081. The Notes will also have voting rights equivalent to the number of shares into which the Notes could be converted at a deemed conversion price of $0.57.

The Company issued a press release describing the transaction on June 9, 2003, a copy of which is attached as Exhibit 99.1. The details of the transaction are set forth in the Purchase Agreement and the Exhibits thereto, a copy of which is attached hereto as Exhibit 10.1. The description of the proposed investment in this Current Report on Form 8-K is qualified in its entirety by reference to the Purchase Agreement and such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits

        Exhibit
        Number       Exhibit Title
        -------      -------------

        10.1 Securities Purchase Agreement (with all Exhibits) dated June 5, 2003 by and among AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P. The Registrant agrees to furnish supplementally a copy of the omitted schedules to the Securities Purchase Agreement to the Commission upon request.

        99.1         Press Release dated June 9, 2003.

                                       -2-

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AirNet Communications Corporation

                          By:   /s/ Stuart P. Dawley
                              ---------------------------------------
                                Stuart P. Dawley
                                Vice President, General Counsel, Investor
                                Relations Officer, and Secretary

Date: June 9, 2003

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                                  EXHIBIT INDEX

Exhibit
Number         Exhibit Title
-------        -------------

10.1 Securities Purchase Agreement (with all Exhibits) dated June 5, 2003 by and among AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.

99.1           Press Release dated June 9, 2003.